UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
SECURITIES AND EXCHANGE ACT OF 1934

August 27, 2004
Date of Report (Date of earliest event reported)

ARDEN REALTY LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Maryland	0-30571	33-4599813
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11601 Wilshire Boulevard
Fourth Floor
Los Angeles, California 90025

(Address of principal executive offices) (Zip Code)

(310) 966-2600
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-4.1
EX-4.3
EX-5.1
EX-12.1

Item 8.01. Other Events.

     On August 18, 2004, Arden Realty Limited Partnership executed an underwriting agreement for the issuance and sale of $200 million aggregate principal amount of 5.20% notes due September 1, 2011 as set forth in a Prospectus Supplement dated August 18, 2004 and the accompanying Prospectus dated July 24, 2001. The transaction closed on August 27, 2004. For additional information concerning these securities, refer to the exhibits contained in this current report on Form 8-K.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

1.1	Underwriting Agreement dated August 18, 2004, by and among Arden Realty Limited Partnership, as the issuer, and Lehman Brothers Inc., Wachovia Capital Markets, LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as the underwriters.

4.1	Form of 5.20% Note due September 1, 2011.

4.2	Indenture between Arden Realty Limited Partnership and The Bank of New York, as trustee, dated March 14, 2000 as filed as an exhibit to Arden Realty Limited Partnership’s registration statement on Form S-3 (No. 333-63918) and incorporated herein by reference.

4.3	Officer’s Certificate pursuant to the Indenture with resolutions attached.

5.1	Opinion of Venable LLP regarding the validity of the securities.

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arden Realty Limited Partnership

Date: August 27, 2004	By:	Arden Realty, Inc.
	Its:	General Partner

		By:	/s/ RICHARD S. DAVIS

			Name:	Richard S. Davis
			Title:	Senior Vice President and Chief Financial Officer

3

EXHIBIT INDEX

1.1	Underwriting Agreement dated August 18, 2004, by and among Arden Realty Limited Partnership, as the issuer, and Lehman Brothers Inc., Wachovia Capital Markets, LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as the underwriters.

4.1	Form of 5.20% Note due September 1, 2011.

4.2	Indenture between Arden Realty Limited Partnership and The Bank of New York, as trustee, dated March 14, 2000 as filed as an exhibit to Arden Realty Limited Partnership’s registration statement on Form S-3 (No. 333-63918) and incorporated herein by reference.

4.3	Officer’s Certificate pursuant to the Indenture with resolutions attached.

5.1	Opinion of Venable LLP regarding the validity of the securities.

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges.